Exhibit 10.9

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL

Execution Version

AMENDMENT TO THE DISTRIBUTION AND COMMERCIALIZATION AGREEMENT

This AMENDMENT TO THE DISTRIBUTION AND COMMERCIALIZATION AGREEMENT (this “Amendment”) is effective as of June 26, 2015 (the “Amendment Effective Date”) by and between ANACOR PHARMACEUTICALS, INC., a Delaware corporation having its principal place of business at 1020 East Meadow Circle, Palo Alto, CA 94303 (“Anacor”) and SANDOZ INC., a Colorado corporation having its principal place of business at 100 College Road West, Princeton, NJ 08540 (“Sandoz”).  Anacor and Sandoz are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.  Capitalized terms used but not defined herein shall have the meanings such terms are given in the Agreement.

RECITALS

A.            Anacor and Sandoz are parties to that certain Distribution and Commercialization Agreement, dated as of July 18, 2014 (the “Agreement”), pursuant to which Anacor granted Sandoz the exclusive right to distribute the Product in the Territory.

B.            The Parties now desire to amend the Agreement, in accordance with Section 15.1 thereof, to provide for (i) the payment by Anacor to Sandoz of twenty million Dollars ($20,000,000) which will be used to fund a portion of the Kerydin 2015 Commercialization Expenses in accordance with this Amendment, (ii) certain new payment obligations, and (iii) the adjustment of certain existing payment obligations under the Agreement.

NOW, THEREFORE, Anacor and Sandoz agree as follows:

1.                                      AMENDMENT OF THE AGREEMENT

Anacor and Sandoz hereby agree to amend the terms of the Agreement as provided below, effective as of the Amendment Effective Date.

1.1          The following new definitions are hereby added to the end of Article 1 of the Agreement:

“1.95 “Kerydin 2015 Commercialization Expenses” means all internal and out-of-pocket expenses incurred by Sandoz in calendar year 2015 to conduct Commercialization activities in calendar year 2015, including, but not limited to, direct-to-consumer advertising and other consumer marketing and promotional activities.

1.96 “Amendment” means that certain Amendment to the Distribution and Commercialization Agreement, effective as of June 26, 2015 by and between the Parties.”

1.2          The last sentence of Section 6.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Subject to Section 6.4, each Party shall be responsible for the costs it incurs to conduct its respective Commercialization activities.”

1.3          Section 6.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

“6.4        Commercialization Costs.

(a) Except as provided in Sections 6.4 and 6.5, each Party shall be solely responsible for all costs and expenses incurred by or on behalf of such Party or its Affiliates in the Commercialization of the Product in the Territory.

(b) Anacor shall contribute twenty million Dollars ($20,000,000) to fund a portion of the Kerydin 2015 Commercialization Expenses (the “Anacor 2015 Commercialization Expense Payment”) as set forth in Section 6.4(c) below.  Unless otherwise agreed in writing by the Parties, Sandoz shall incur no less than [*****] of Kerydin 2015 Commercialization Expenses (inclusive of the Anacor 2015 Commercialization Expense Payment).  Unless otherwise agreed in writing by the Parties, the Anacor 2015 Commercialization Expense Payment shall be allocated as follows: [*****].

(c) In accordance with Section 6.4(b), Anacor shall pay to Sandoz the Anacor 2015 Commercialization Expense Payment as follows: (i) five million Dollars ($5,000,000) on or before the close of the second Calendar Quarter of 2015, (ii) seven and a half million Dollars ($7,500,000) on or before the close of the third Calendar Quarter of 2015 and (iii) seven and a half million Dollars ($7,500,000) on or before the close of the fourth Calendar Quarter of 2015.  Within [*****] after [*****], Sandoz shall provide Anacor with [*****].  Sandoz shall maintain complete and accurate records in sufficient detail to permit Anacor to confirm the accuracy of [*****], and Anacor shall have the right to audit such records in accordance with the procedures set forth in Section 8.9.”

1.4          Section 8.5(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“(a)         Minimum Payments.  The Parties have agreed to cumulatively total payments being made to Anacor under Sections 8.4(b) and (c)(ii) following Completion of Recoupment (if applicable) in order to periodically compare these sums to a payment schedule set forth below and, to the extent of a shortfall, for Sandoz to make up the difference with additional payments to Anacor as provided under this Section 8.5(a) (the “Minimum Payments”); provided, the Parties also have agreed that under certain circumstances as detailed in Section 8.4(c) and Section 8.5(b), the time period for measuring and making certain of the Minimum Payments will be extended under specified circumstances set forth in Section 8.4(c) and Section 8.5(b).  The obligation to make Minimum Payments begins upon the Initiation of Commercialization and ends after the eighth Qualifying Time Period.  Assuming none of the circumstances set forth in Section 8.4(c) or Section 8.5(b) alter the timing of the Minimum Payments, the Minimum Payments shall be paid with respect to Calendar Years 2016 and 2017, and the Parties will evaluate whether and in what amount a Minimum Payment is due on a Calendar Quarter basis (in such event, each such Calendar Quarter, a “Qualifying Time Period”).  For the avoidance of doubt, Sandoz shall not be obligated under this Section 8.5(a) to cumulatively pay any more than (x) the amount set forth below for a particular Qualifying Time Period or (y) $65 million in total for the first four Qualifying Time Periods (expected to coincide with Calendar Year 2016) or (z) $65 million in total for the fifth through eighth Qualifying Time Periods (expected to coincide with Calendar Year 2017).  For example, if Sandoz paid [*****] for the first Qualifying Time Period, and paid [*****] for the second Qualifying Time Period, then the additional payment for the second Qualifying Time Period shall be [*****] (i.e., [*****], less [*****] for the first Qualifying Time Period and [*****] for the second Qualifying Time Period).

Expected payment Qualifying Time Periods; Corresponding cumulative Minimum Payments under Sections 8.4 and 8.5

first Qualifying Time Period (expected to be Q1 2016)	[*****]
second Qualifying Time Period (expected to be Q2 2016)	[*****]
third Qualifying Time Period (expected to be Q3 2016)	[*****]
fourth Qualifying Time Period (expected to be Q4 2016)	$65 million

Note: Total Minimum Payments for First Four Qualifying Time Periods = $65 million.

fifth Qualifying Time Period (expected to be Q1 2017)	[*****]
sixth Qualifying Time Period (expected to be Q2 2017)	[*****]
seventh Qualifying Time Period (expected to be Q3 2017)	[*****]
eighth Qualifying Time Period (expected to be Q4 2017)	$65.00 million

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Note: Total Minimum Payments for Fifth through Eighth Qualifying Time Periods = $65 million.”

1.5          Section 13.9(d)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(ii) Payment.  If Anacor exercises the Repurchase Option, Anacor shall pay Sandoz a repurchase option fee as follows (the “Repurchase Option Fee”), based on [*****].

[*****]	Repurchase Option Fee
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Anacor shall pay the Repurchase Option Fee in two separate payments.  The first payment (the “First Payment”) will be due on the Repurchase Option Date and will equal [*****].  To calculate the First Payment, Anacor will [*****].  The second payment, which will equal the difference between the Repurchase Option Fee and the First Payment, will be due within [*****].”

2.                                      MISCELLANEOUS

2.1          Full Force and Effect.  Except as expressly amended by this Amendment, all of the terms and provisions of the Agreement are and shall remain in full force and effect and are hereby ratified and confirmed by the Parties. On and after the Amendment Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import will mean and be a reference to the Agreement, as amended by this Amendment.

2.2          Entire Agreement.  The Agreement, as amended by this Amendment, constitutes the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and any and all prior agreements with respect to the subject matter hereof, either written or oral, expressed or implied, are superseded hereby, merged and canceled, and are null and void and of no effect.

2.3          Governing Law.  This Amendment will be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

principles thereof.  Each Party hereto agrees that any such proceeding will be conducted solely in the English language.

2.4          Counterparts. This Amendment may be executed in one or more counterparts, each of which will be an original and all of which together will constitute one instrument.

[Signature Page Follows]

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, Anacor and Sandoz have executed this Amendment by their respective duly authorized representatives as of the Amendment Effective Date.

ANACOR PHARMACEUTICALS, INC.		SANDOZ INC.

By:	/s/ Paul L. Berns	By:	/s/ Peter Goldschmidt

Name:	Paul L. Berns	Name:	Peter Goldschmidt

Title:	President & CEO	Title:	President, Head of N. America

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.